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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  June 2, 2003


                                XEROX CORPORATION
             (Exact name of registrant as specified in its charter)

    New York                   1-4471                16-0468020
 (State or other          (Commission File         (IRS Employer
 jurisdiction of              Number)               Identification
  incorporation)                                         No.)


                               800 Long Ridge Road
                 P. O. Box 1600 Stamford, Connecticut 06904-1600
               (Address of principal executive offices)(Zip Code)

               Registrant's telephone number, including area code:
                                 (203) 968-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)









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This Current Report on Form 8-K is being filed to update and/or supplement certain disclosures previously made by Registrant.


Item 5.  Other Events.

Yotaro Kobayashi, one of our directors, is Chairman of the Board of Fuji Xerox Co., Ltd. ("Fuji Xerox"), our joint venture with Fuji Photo Film Corp., Ltd.

We have a technology agreement with Fuji Xerox whereby we receive royalty payments and rights to access their patent portfolio in exchange for access to our patent portfolio. In 2002, we received royalty payment revenues from Fuji Xerox of $99 million.

We also have arrangements whereby we purchase inventory from and sell inventory to Fuji Xerox. Pricing of the transactions under these arrangements is based upon negotiations conducted at arm's length. Certain of these inventory purchases and sales are the result of mutual research and development arrangements. Our purchases from Fuji Xerox are in the normal course of business and typically have a lead time of three months. In 2002, we sold $113 million of inventory to Fuji Xerox and purchased $727 million of inventory from Fuji Xerox. We anticipate that we will purchase approximately $700 million of products from Fuji Xerox in 2003.

In addition to the payments described above, in 2002 we paid Fuji Xerox $15 million and Fuji Xerox paid us $10 million for unique research and development.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit (10)(t)(1) Master Supply Agreement dated as of November 20, 2001 between Registrant and Flextronics International Ltd. **

Exhibit (10)(t)(2) Amended and Restated Letter Agreement dated as of
             November 30, 2001 between Registrant and Flextronics International Ltd. regarding collateral matters relating to the relationship between Registrant and Flextronics. **

** Pursuant to the Freedom of Information Act, the confidential portion of this material has been omitted and filed separately with the Securities and Exchange Commission.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION


                                         /s/ MARTIN S. WAGNER
                                         ----------------------------
                                         By: Martin S. Wagner
                                             Assistant Secretary

Date: June 2, 2003



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                                 Exhibit Index

Exhibit (10)(t)(1) Master Supply Agreement dated as of November 20, 2001 between Registrant and Flextronics International Ltd. **

Exhibit (10)(t)(2) Amended and Restated Letter Agreement dated as of
             November 30, 2001 between Registrant and Flextronics International Ltd. regarding collateral matters relating to the relationship between Registrant and Flextronics. **

** Pursuant to the Freedom of Information Act, the confidential portion of this material has been omitted and filed separately with the Securities and Exchange Commission.






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